Exhibit 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
          FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 13, 2009 (this “Amendment”), among VISTEON CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party hereto as a borrower (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), each other subsidiary of the Company party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent, Issuing Bank and Swingline Lender.
WITNESSETH:
          WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006, that certain Second Amendment to Credit Agreement and Consent, dated as of April 10, 2007, that certain Third Amendment to Credit Agreement, dated as of March 12, 2008 and that certain Fourth Amendment and Limited Waiver to Credit Agreement and Amendment to Security Agreement, dated as of March 31, 2009 (as so amended, supplemented or modified, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement;
          WHEREAS, JPMorgan and Ford Motor Company (“Ford”) are party to that certain Assignment and Assumption Agreement (the “Assignment Agreement”), dated as of the date hereof, among Ford, JPMorgan, the other Assignors (as defined in the Assignment Agreement) party thereto and the Agent pursuant to which Ford will purchase 100% of the Loans and the other outstanding Obligations under the Credit Agreement and will assume all of the undertakings, agreements and liabilities of the Lenders under such Credit Agreement, including with respect to participations in Letters of Credit;
          WHEREAS, it is a condition precedent to the effectiveness of the Assignment Agreement that the parties hereto have executed and delivered this Amendment and this Amendment is effective; and
          WHEREAS, the Borrowers, the Lenders party hereto, the Administrative Agent, the Issuing Bank and the Swingline Lender desire to amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
          Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
                    (a) New Defined Term. The following new defined term is hereby inserted in proper alphabetical order:

          “Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of May 13, 2009, among the Borrowers, the Lenders party thereto, and the Administrative Agent.
                    (b) Amendment to Banking Services. The defined term “Banking Services” is hereby amended by inserting the phrase “, or by any Bank (or any of its Affiliates) listed on Schedule 1.01E” immediately after the phrase “by any Lender or any of its Affiliates”.
                    (c) Amendment to Banking Services Obligations. The defined term “Banking Services Obligations” is hereby amended by inserting the phrase “, or to any Bank listed on Schedule 1.01E or any Affiliate of such Bank” immediately after the phrase “to any Lender or any Affiliate of a Lender”.
                    (d) Amendment to Secured Obligations. The defined term “Secured Obligations” is hereby amended by (i) inserting the phrase “, or owing to any Person, including the Persons listed on Schedule 1.01F or any Affiliate of such Person” immediately after the phrase “Swap Obligations owing to one or more Lenders or their respective Affiliates that are listed on Schedule 1.01B” appearing in such definition and (ii) by inserting the phrase “or the Person party thereto or whose Affiliate is party thereto” immediately following the phrase “(other than JPMCB or an Affiliate of JPMCB)” appearing in such definition.
          Section 1.2 Amendment to Section 2.06(a). Section 2.06(a) (Letters of Credit) of the Credit Agreement is hereby amended by inserting the following sentence after the first sentence in such Section: “Notwithstanding anything to the contrary contained herein or in any other Loan Document, JPMCB, as Issuing Bank, shall not have any obligation to issue any new Letters of Credit on or after May 1, 2009, nor shall JPMCB, as Issuing Bank, have any obligation to extend, modify, renew or replace any Letter of Credit outstanding as of May 1, 2009”.
          Section 1.3 Amendment to Section 9.02(b). Section 9.02(b) (Waivers; Amendments) of the Credit Agreement is hereby amended by inserting the following at the end of the first sentence ”; provided further that no such agreement shall amend or modify the definitions of the terms “Banking Services”, “Banking Services Obligations” and “Secured Obligations” if the effect thereof is to convert any Banking Services Obligations or Swap Obligations (both as defined as of the Fifth Amendment) to unsecured Obligations unless the holders of such Secured Obligations shall consent to such amendment or modification”.
          Section 1.4 Amendment to the Schedules. The Schedules to the Credit Agreement are hereby amended by (i) inserting Schedule 1.01E as set forth in Annex A hereto and (ii) replacing the existing Schedule 1.01B with the new Schedule 1.01B as set forth in Annex C hereto.
ARTICLE II
RELEASE OF CERTAIN FOREIGN COLLATERAL
          Section 2.1 Release. Each of the Lenders hereby directs, the Administrative Agent, to release, and the Administrative Agent hereby releases, without representation, recourse or warranty whatsoever, all of its security interest in the collateral set forth on Schedule I hereto (collectively, the “Released Collateral”) and the Administrative Agent hereby reassigns any and all such right, title and interest (if any) that the Administrative Agent may have in the Released Collateral to the applicable Grantor. For the avoidance of doubt, notwithstanding any provision of the Intercreditor Agreement, including Sections 4.2(a) and 6(c) thereof, no release of Collateral contained herein shall apply to any interest of the Term Loan Creditors (as defined in the Intercreditor Agreement) in any Term Loan

Collateral (as defined in the Intercreditor Agreement), which interests shall remain in effect in accordance with the Term Loan Facility Documents, and to the extent the Administrative Agent has possession of any stock certificates or other possessory collateral evidencing any of the Released Collateral, the Lenders hereby instruct the Administrative Agent to deliver such stock certificates or other possessory collateral to the Term Loan Agent (as defined in the Intercreditor Agreement).
          Section 2.2 Other Collateral Unaffected. The release set forth above is strictly limited to the collateral set forth on Schedule I hereoto and each Grantor hereby ratifies and reaffirms its grant of liens on or security interests in the other collateral pursuant to such documents to which such Grantor is a party as security for the Secured Obligations, and confirms and agrees that such liens and security interests hereafter secure all of the Secured Obligations, including, without limitation, all additional Secured Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Credit Agreement or any other Loan Document.
          Section 2.3 Further Actions. The Administrative Agent agrees, at the Company’s expense, to cooperate with the Borrowers and to provide the Company with the information and additional authorization reasonably required or desirable to effect the release of the Administrative Agent’s security interest in the Released Collateral.
ARTICLE III
CONDITIONS TO CLOSING
          This Amendment shall become effective when (i) the Borrowers, the Administrative Agent and the Required Lenders have delivered a duly executed counterpart of this Amendment to the Administrative Agent (ii) the Borrowers have paid all fees and expenses due to the Administrative Agent and its counsel to the extent such fees and expenses have been invoiced prior to the date hereof.
ARTICLE IV
GENERAL RELEASE; INDEMNITY.
          Section 4.1 General Release. In consideration of, among other things, Administrative Agent’s and Lenders’ execution and delivery of this Amendment, the Releasors hereby forever waive, release and discharge, to the fullest extent permitted by law, each Releasee from the Claims, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Releasees, based in whole or in part on facts, whether or not now known, existing on or before the effective date of this Amendment, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents (including this Amendment) or the transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among Borrowers or any of their Subsidiaries party to any Loan Document, on the one hand, and any or all of the Administrative Agent or Lenders on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. In entering into this Amendment, the Borrowers and their Subsidiaries party hereto consulted with, and have been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents, and payment in full of the Secured Obligations.

          Section 4.2 Indemnity; Covenant Regarding Released Claims.
                    (a) Each of the Borrowers hereby agrees that it shall be jointly and severally obligated to indemnify and hold the Releasees harmless in accordance with Section 9.03 of the Credit Agreement and that such indemnities in favor of the Releasees shall survive the transfer of the Loans and other obligations, rights and interests pursuant to the Assignment Agreement.
                    (b) Each of the Borrowers and their Subsidiaries party hereto, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or any of their Subsidiaries party hereto pursuant to this Article IV. If any Borrower or any of their Subsidiaries, or any of their successors, assigns or other legal representatives violates the foregoing covenant, the Borrowers, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. As used herein, (i) “Claims” shall mean any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs or expenses whatsoever; (ii) “Releasees” shall mean each Indemnitee (as defined in the Credit Agreement); and (iii) “Releasors” shall mean each of the Borrowers and each of their Subsidiaries party hereto, on behalf of themselves and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.
ARTICLE V
MISCELLANEOUS
          Section 5.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. All references to the Issuing Bank in the Loan Documents shall continue to refer to JPMorgan. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. This Amendment shall constitute an amendment only and shall not constitute a novation with regard to the Credit Agreement or any other Loan Document.
          Section 5.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
          Section 5.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders (except that the Borrowers make no representation (i) as to the continued accuracy of the representation and warranty contained in Section 3.02 of the Credit Agreement and (ii) with respect to the second sentence of Section 3.07 of the Credit Agreement, the Specified

Default (as defined in the Fourth Amendment and Limited Waiver)) that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Amendment and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, (b) other than the Specified Default ((as defined in the Fourth Amendment and Limited Waiver) no Default or Event of Default has occurred and is continuing, and (c) this Amendment constitutes, and any of the documents required herein will constitute upon execution and delivery, legal, valid, and binding obligations of each Borrower and each of their Subsidiaries party hereto or thereto, each enforceable in accordance with its terms.
          Section 5.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.
          Section 5.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein and supersedes all previous communications and negotiations with regard to the subject matter hereof. No representation, undertaking, promise, or condition concerning the subject matter hereof shall be binding upon the Administrative Agent or any other Secured Party unless clearly expressed in this Agreement or in the other documents referred to herein. No agreement which is reached herein shall give rise to any claim or cause of action except for breach of the express provisions of a legally binding written agreement.
          Section 5.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          Section 5.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 5.8 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.
          Section 5.9 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.
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Fifth Amendment to Visteon
Credit Agreement
          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: VISTEON CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

ARS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

FAIRLANE HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE LEASING SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fifth Amendment to Visteon
Credit Agreement

HALLA CLIMATE SYSTEMS ALABAMA CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

INFINITIVE SPEECH SYSTEMS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON REMANUFACTURING, INCORPORATED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

SUNGLAS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC AVIATION SERVICES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC REGIONAL ASSEMBLY & MANUFACTURING, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fifth Amendment to Visteon
Credit Agreement

VISTEON AC HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON CLIMATE CONTROL SYSTEMS LIMITED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON DOMESTIC HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON FINANCIAL CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fifth Amendment to Visteon
Credit Agreement

VISTEON GLOBAL TREASURY, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON LA HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON TECHNOLOGIES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

TYLER ROAD INVESTMENTS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fifth Amendment to Visteon
Credit Agreement

MIG-VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

OASIS HOLDINGS STATUTORY TRUST

By: U.S. Bank National Association (successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as trustee

By	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

OTHER GRANTORS: VISTEON ASIA HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON AUTOMOTIVE HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON EUROPEAN HOLDINGS CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fifth Amendment to Visteon
Credit Agreement

VISTEON HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fifth Amendment to Visteon
Credit Agreement

JPMORGAN CHASE BANK, N.A. as Administrative Agent, Swingline Lender, Issuing Bank, and Lender
By	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director